Prepaid Expenses and Other Current Assets, Net	12 Months Ended
Mar. 31, 2023
Prepaid Expenses and Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

NOTE 5 — PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

	As of March 31,
	2022	2023
	RMB	RMB
Advance to suppliers	40,620	64,827
Input GST/IVA	568	412
Receivables from supply chain service provider	4,829	7,648
Expected return assets	1	1
Other receivables	21,460	24,282
Allowance for doubtful accounts	(1,663)	(1,662)
Prepaid expenses and other current assets, net	65,815	95,508

As of March 31, 2022, other receivables consisted of deposits for leased equipment and factory building and utility amounted to RMB5 million and RMB8 million. As of March 31, 2023, other receivables consisted of deposits for leased equipment and VAT accrued for purchase of raw materials amounted to RMB2 million and RMB7 million.

The Company analyzed the collectability of other current assets based on historical collection. As a result of such analysis, the movement of allowance for doubtful accounts was as follows:

	As of March 31,
	2021	2022	2023
	RMB	RMB	RMB
Balance at beginning of year	4,006	674	1,663
Additions (reversal) for the year	(886)	3,406	—
Written off for the year	(2,446)	(2,359)	—
Foreign currency translation difference	—	(58)	(1)
Balance at the end of year	674	1,663	1,662

As of March 31, 2022 and 2023, the allowance for doubtful accounts on advance to suppliers of RMB1.7 million were primarily consist of unrecoverable prepayment related to cancellation of abundant purchase orders caused by termination of cooperation with certain OEM/ODM customers, significant decline in operating activities in India and VAT recoverable from certain supply chain companies.